PZENA
                                    FOCUSED
                                     VALUE
                                      FUND

                                 ANNUAL REPORT

                               For the Year Ended
                                 April 30, 2002

                                     PZENA
                                    FOCUSED
                                     VALUE
                                      FUND

Dear Shareholders,

It is our pleasure to present you with our 2002 Annual Report. As we look back over the past year, we are encouraged by our continued strong performance in a difficult market environment. As of April 30, our fund had gained 8.87% for the calendar year-to-date, 15.67% for the prior twelve months, and 14.26% annually since inception - June 24, 1996. As a point of comparison, for the past twelve months, the S&P 500 was down (12.63%) and the Russell 1000 Value Index was down (3.91%).

A year ago, after the market had finally turned back toward "valuation sanity," we wrote about the vindication we felt in being rewarded for our unwavering value discipline. Six months ago, we discussed the fact that after just eighteen months of out-performance by the value style, the most frequently asked question we heard from investors was whether the value cycle had fully run its
course.   Today, the driving theme in the market is whether the economic recovery will be solid enough to offset the damage being done by the current spate of accounting and management greed scandals.

Because true value investing is all about engaging in serious research on businesses facing real stress, we believe the high-profile accounting and management controversies may be creating an environment where some "babies are thrown out with the bathwater." At the same time, risk management is a critical
element to successful portfolio construction.   So let us review here our
guidelines for building portfolios:

1. The first criterion is valuation. Generally speaking, the most undervalued companies receive the largest weightings in our portfolio. Our portfolio consists of approximately 40 holdings, each of which generally represents 1% to 5% of the portfolio at cost. Positions must be trimmed if they reach 7.5% of the portfolio at market.

2. We view industry and sector cheapness as confirmation to support higher weighted positions. The maximum sector weight is 25% in any economic sector as defined in the S&P 500.

3. Next, we make a judgment regarding the nature of a company's under-valuation. For example, companies and industries receive higher weightings when we judge that our analysis will enable us to make reasonable estimates about costs and demand trends. On the other hand we are likely to give little or no weight to situations where a stock is clearly cheap, but the underlying resolution of the cheapness is unlikely to be estimated through intense research. Outstanding legal issues, accounting scandals, and management controversies are examples of such "unresearchable" circumstances.

4. Finally, everything else being equal, we are inclined to give higher weight to positions that will help diversify the portfolio. Thus, while our portfolio construction process is independent of any index, our goal is for the portfolio to consist of a broadly diversified group of businesses.

Today our portfolio includes a few positions that are deeply undervalued, have industry and sector weakness as confirmation that the problems are not unique to that company, and offer portfolio diversification. However, due to "unresearchable" elements, we limit these to small positions.
Today, then, we are in a normal environment for value investors. Portfolio construction takes on an ever more critical role in this environment, and we believe that our discipline will continue to hold us in good stead. We offer the following graph as a reminder of the fact that a normal value environment is a pretty good place to be:

        PRICE/BOOK:  CHEAPEST QUINTILE OF 1000 STOCK UNIVERSE TO S&P 500

                         12/31/65                       32%
                         12/31/66                       32%
                         12/31/67                       45%
                         12/31/68                       54%
                         12/31/69                       43%
                         12/31/70                       40%
                         12/31/71                       40%
                         12/31/72                       37%
                         12/31/73                       35%
                         12/31/74                       35%
                         12/31/75                       39%
                         12/31/76                       45%
                         12/31/77                       51%
                         12/31/78                       51%
                         12/31/79                       51%
                         12/31/80                       44%
                         12/31/81                       52%
                         12/31/82                       54%
                         12/31/83                       57%
                         12/31/84                       57%
                         12/31/85                       56%
                         12/31/86                       55%
                         12/31/87                       50%
                         12/31/88                       54%
                         12/31/89                       47%
                         12/31/90                       41%
                         12/31/91                       45%
                         12/31/92                       49%
                         12/31/93                       48%
                         12/31/94                       46%
                         12/31/95                       45%
                         12/31/96                       44%
                         12/31/97                       41%
                         12/31/98                       29%
                         12/31/99                       25%
                         12/31/00                       33%
                         12/31/01                       36%
                          3/31/02                       38%

We thank you again for your confidence in us and we look forward to continued success.

Sincerely,

/s/Richard S. Pzena

Richard S. Pzena

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mutual fund investing involves risk; loss of principal is possible. Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Due to market volatility, Fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change. (07/02)

The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

               PZENA FOCUSED VALUE FUND HYPOTHETICAL PERFORMANCE

                            PZENA FOCUSED VALUE FUND
                 Value of $10,000 vs S&P 500/Barra Value Index

        Date       Pzena Focused Value Fund     S&P 500/Barra Value w/inc.
        ----       ------------------------     --------------------------
      6/24/96              $10,000                       $10,000
      4/30/97              $11,588                       $11,913
      4/30/98              $15,656                       $16,555
      4/30/99              $13,459                       $18,790
      4/30/00              $13,640                       $18,877
      4/30/01              $18,859                       $20,076
      4/30/02              $21,814                       $17,092

                          Average Annual Total Return
                          Period Ended April 30, 2002

                    1 Year                            15.67%
                    5 Year                            13.48%
                    Since Inception (6/24/96)         14.26%

This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500/Barra Value Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The index is unmanaged and returns include reinvested dividends. You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS at April 30, 2002

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 87.3%

AEROSPACE/DEFENSE: 2.3%
    11,100   Boeing Co.                                             $  495,060
                                                                    ----------

AGRICULTURE: 2.4%
    16,525   Monsanto Co.                                              508,970
                                                                    ----------

AUTO PARTS & EQUIPMENT: 3.1%
    12,850   Lear Corp.*<F1>                                           660,618
                                                                    ----------

BANKS: 0.9%
     7,400   SouthTrust Corp.                                          197,432
                                                                    ----------

CHEMICALS: 7.4%
     5,575   Cytec Industries, Inc.*<F1>                               183,919
     9,250   FMC Corp.*<F1>                                            357,975
    11,425   Lubrizol Corp.                                            393,934
    21,450   Sherwin-Williams Co.                                      659,159
                                                                    ----------
                                                                     1,594,987
                                                                    ----------

COMMERCIAL SERVICES: 3.1%
    23,275   ServiceMaster Co.                                         325,850
    10,975   Viad Corp.                                                334,518
                                                                    ----------
                                                                       660,368
                                                                    ----------

COMPUTERS: 3.8%
    30,675   Hewlett-Packard Co.                                       524,542
    40,750   Quantum Corp.*<F1>                                        299,512
                                                                    ----------
                                                                       824,054
                                                                    ----------

DIVERSIFIED MANUFACTURING
  OPERATIONS: 4.1%
    15,375   Cooper Industries, Inc.                                   673,425
    10,700   Tyco International Ltd.                                   197,415
                                                                    ----------
                                                                       870,840
                                                                    ----------

FOOD: 2.6%
    26,200   Sara Lee Corp.                                            554,916
                                                                    ----------

FOREST PRODUCTS & PAPER: 1.0%
     7,525   Georgia-Pacific Corp.                                     218,075
                                                                    ----------

HAND/MACHINE TOOLS: 1.2%
     6,475   Kennametal, Inc.                                          256,799
                                                                    ----------

HEALTHCARE - SERVICES: 7.3%
    17,550   Aetna, Inc.                                               835,380
    24,450   Health Net, Inc.*<F1>                                     724,942
                                                                    ----------
                                                                     1,560,322
                                                                    ----------

HOUSEHOLD PRODUCTS: 1.7%
     7,075   Fortune Brands, Inc.                                      369,739
                                                                    ----------

INSURANCE: 15.7%
     9,200   Allstate Corp.                                            365,608
    15,250   IPC Holdings, Ltd.                                        520,025
    17,225   Loews Corp.                                             1,032,639
    15,475   Old Republic
               International Corp.                                     514,235
    13,025   Radian Group, Inc.                                        675,997
     2,900   XL Capital Ltd.                                           273,615
                                                                    ----------
                                                                     3,382,119
                                                                    ----------

MINING: 1.8%
    22,150   Freeport-McMoRan
               Copper & Gold, Inc.*<F1>                                393,384
                                                                    ----------

OIL & GAS: 6.3%
    24,050   Marathon Oil Corp.                                        698,893
     4,950   Phillips Petroleum Co.                                    296,060
    10,775   Precision
               Drilling Corp.*<F1>                                     361,070
                                                                    ----------
                                                                     1,356,023
                                                                    ----------

OIL & GAS SERVICES: 1.7%
    15,907   FMC
               Technologies, Inc.*<F1>                                 361,884
                                                                    ----------

REAL ESTATE: 0.9%
    12,925   TrizecHahn Corp.                                          200,467
                                                                    ----------

RETAIL: 3.2%
    18,350   Gap, Inc. (The)                                           258,919
     7,325   Payless
               ShoeSource, Inc.*<F1>                                   428,806
                                                                    ----------
                                                                       687,725
                                                                    ----------

SAVINGS & LOANS: 2.5%
    14,500   Washington
               Mutual, Inc.                                            547,085
                                                                    ----------

SOFTWARE: 4.1%
    47,350   Computer Associates
               International, Inc.                                     880,710
                                                                    ----------

TELECOMMUNICATIONS: 2.7%
    58,450   Tellabs, Inc.*<F1>                                        496,241
    36,050   WorldCom Group*<F1>                                        89,368
                                                                    ----------
                                                                       585,609
                                                                    ----------

TOYS/GAMES/HOBBIES: 1.7%
    22,975   Hasbro, Inc.                                              367,140
                                                                    ----------

TRANSPORTATION: 5.8%
    24,575   CNF Inc.                                                  776,816
     8,200   Union Pacific Corp.                                       465,760
                                                                    ----------
                                                                     1,242,576
                                                                    ----------
TOTAL COMMON STOCKS
  (cost $15,879,433)                                                18,776,902
                                                                    ----------

PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENT: 15.2%
$3,270,912   Federated Cash
               Trust Treasury
               Money Market
               (cost $3,270,912)                                     3,270,912
                                                                    ----------
TOTAL INVESTMENTS
  IN SECURITIES
  (cost $19,150,345+<F2>):  102.5%                                  22,047,814
Liabilities in excess of
  Other Assets:  (2.5)%                                               (549,805)
                                                                    ----------
NET ASSETS:  100.0%                                                $21,498,009
                                                                    ----------
                                                                    ----------

*<F1>  Non-income producing security.
+<F2> At April 30, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
       Gross unrealized appreciation              $3,262,416
       Gross unrealized depreciation                (364,947)
                                                  ----------
       Net unrealized appreciation                $2,897,469
                                                  ----------
                                                  ----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2002

ASSETS
   Investments in securities, at value (cost $19,150,345)          $22,047,814
   Receivables:
       Fund shares sold                                                 67,060
       Due from advisor                                                  2,011
       Dividends and interest                                           11,810
   Prepaid expenses                                                      2,355
                                                                   -----------
           Total assets                                             22,131,050
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                            602,809
       Fund shares redeemed                                              2,795
       Administration fees                                               3,386
   Accrued expenses                                                     24,051
                                                                   -----------
           Total liabilities                                           633,041
                                                                   -----------

NET ASSETS                                                         $21,498,009
                                                                   -----------
                                                                   -----------

   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($21,498,009/1,184,000 shares outstanding; unlimited
     number of shares authorized without par value)                     $18.16
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $17,894,182
   Accumulated net investment income                                    33,172
   Accumulated net realized gain on investments                        673,186
   Net unrealized appreciation on investments                        2,897,469
                                                                   -----------
           Net assets                                              $21,498,009
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended April 30, 2002

INVESTMENT INCOME
   Income
       Dividends                                                    $  203,721
       Interest                                                         17,468
                                                                    ----------
           Total income                                                221,189
                                                                    ----------
   Expenses
       Advisory fees                                                   148,188
       Administration fees                                              30,000
       Fund accounting fees                                             23,028
       Transfer agent fees                                              18,865
       Audit fees                                                       14,636
       Reports to shareholders                                           8,630
       Registration fees                                                 8,435
       Amortization of deferred organization costs                       6,375
       Custody fees                                                      6,042
       Trustee fees                                                      5,389
       Legal fees                                                        4,554
       Insurance expense                                                   381
       Miscellaneous                                                     4,223
                                                                    ----------
           Total expenses                                              278,746
           Less: fees waived and expenses absorbed                    (104,790)
                                                                    ----------
           Net expenses                                                173,956
                                                                    ----------
               NET INVESTMENT INCOME                                    47,233
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    673,333
   Change in net unrealized
     appreciation/depreciation on investments                        1,514,114
                                                                    ----------
       Net realized and unrealized gain on investments               2,187,447
                                                                    ----------
               NET INCREASE IN NET ASSETS
                 RESULTING FROM OPERATIONS                          $2,234,680
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED       YEAR ENDED
                                                 APRIL 30, 2002   APRIL 30, 2001
                                                 --------------   --------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
   Net investment income                          $    47,233      $    15,344
   Net realized gain on investments                   673,333          762,956
   Change in net unrealized
     appreciation/depreciation on investments       1,514,114        1,298,885
                                                  -----------      -----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                  2,234,680        2,077,185
                                                  -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                         (48,889)              --
   From net realized gain                            (265,574)              --
                                                  -----------      -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (314,463)              --
                                                  -----------      -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F3>       8,180,853        3,982,808
                                                  -----------      -----------
       TOTAL INCREASE IN NET ASSETS                10,101,070        6,059,993
                                                  -----------      -----------
NET ASSETS
   Beginning of year                               11,396,939        5,336,946
                                                  -----------      -----------
   END OF YEAR                                    $21,498,009      $11,396,939
                                                  -----------      -----------
                                                  -----------      -----------
   Accumulated net investment income              $    33,172      $    15,344
                                                  -----------      -----------
                                                  -----------      -----------

(a)<F3>  A summary of capital share transactions is as follows:

                                     YEAR ENDED               YEAR ENDED
                                   APRIL 30, 2002           APRIL 30, 2001
                                --------------------     --------------------
                                 Shares       Value       Shares      Value
                                --------    --------     --------    --------
Shares sold                      633,464   $10,776,450    366,920  $ 5,722,733
Shares issued in reinvestment
  of distributions                17,520       286,166         --           --
Shares redeemed                 (175,836)   (2,881,763)  (116,774)  (1,739,925)
                                 -------   -----------    -------  -----------
Net increase                     475,148   $ 8,180,853    250,146  $ 3,982,808
                                 -------   -----------    -------  -----------
                                 -------   -----------    -------  -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                                YEAR ENDED APRIL 30,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------
Net asset value,
  beginning of year                                      $16.08         $11.63         $11.83         $14.40         $11.56

INCOME FROM INVESTMENT
  OPERATIONS:
     Net investment income (loss)                          0.05           0.02          (0.06)         (0.05)         (0.03)
     Net realized and unrealized
       gain (loss) on investments                          2.42           4.43           0.19          (2.02)          3.93
                                                         ------         ------         ------         ------         ------
Total from investment operations                           2.47           4.45           0.13          (2.07)          3.90
                                                         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     From net investment income                           (0.06)            --             --             --             --
     From net capital gain                                (0.33)            --          (0.33)         (0.50)         (1.06)
                                                         ------         ------         ------         ------         ------
Total distributions                                       (0.39)            --          (0.33)         (0.50)         (1.06)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $18.16         $16.08         $11.63         $11.83         $14.40
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total return                                              15.67%         38.26%          1.34%        (14.03)%        35.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                        $21.5          $11.4           $5.3           $7.2           $9.7

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                        2.01%          2.81%          2.99%          2.60%          2.69%
After fees waived and
  expenses absorbed                                        1.25%          1.75%          1.75%          1.75%          1.75%

RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                       (0.42)%        (0.84)%        (1.71)%        (1.26)%        (1.26)%
After fees waived and
  expenses absorbed                                        0.34%          0.22%         (0.47)%        (0.41)%        (0.32)%
Portfolio turnover rate                                   38.03%         78.22%         50.07%         47.14%         53.95%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Pzena Focused Value Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on June 24, 1996. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organization Costs. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares have been borne by the Fund and are being amortized on a straight-line basis over a period of five years.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. Reclassification of Capital Accounts. The fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination Disclosure and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended April 30, 2002, the Fund increased accumulated net investment income by $19,484 and decreased accumulated net realized gain on investments by $19,484 due to different book and tax treatments of short term realized gains. Paid-in capital and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Pzena Investment Management, LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. Prior to August 28, 2001, the annual rate was 1.25%. For the year ended April 30, 2002, the Fund incurred $148,188 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.25% of average daily net assets. Prior to August 28, 2001, the expense cap was 1.75%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended April 30, 2002, the Advisor waived fees of $104,790. At April 30, 2002, the total expenses waived and reimbursed by the advisor subject to reimbursement were $322,195. The Advisor may recapture $148,818 of the above amount no later than April 30, 2003, $68,587 no later than April 30, 2004, and $104,790 no later than April 30, 2005. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the following rate:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the year ended April 30, 2002, the Fund incurred $30,000 in Administration fees.

     Quasar Distributors, LLC, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. U.S. Bank, N.A. serves as the Fund's custodian (the "Custodian"). Both the distributor and Custodian are affiliates of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended April 30, 2002, were $11,183,524 and $4,994,475 respectively.

NOTE 5 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

     On May 17, 2001, a distribution of $0.0400 per share was declared. The dividend was paid on May 21, 2001, to shareholders of record on May 17, 2001. On December 17, 2001, a distribution of $0.3549 per share was also declared. The dividend was paid on December 18, 2001, to shareholders of record on December 14, 2001. The tax character of distributions paid during the years ended April 30, 2002 and 2001 was as follows:

                                                2002                2001
                                                ----                ----
     Distributions paid from:
          Ordinary income                     $285,730               --
          Long-term capital gain                28,733               --

     As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                     $   33,172
          Undistributed long-term gain                         673,186
          Unrealized appreciation                            2,897,469
                                                            ----------
                                                            $3,603,827
                                                            ----------
                                                            ----------

     The difference between the book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of capital losses incurred after October 31.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  THE PZENA FOCUSED VALUE FUND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Pzena Focused Value Fund, a series of shares of Professionally Managed Portfolios, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pzena Focused Value Fund as of April 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 31, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                        TERM OF        PRINCIPAL                       # OF FUNDS      OTHER
                          POSITION      OFFICE AND     OCCUPATION                      IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF      DURING PAST                     OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST     TIME SERVED    FIVE YEARS                      TRUSTEE         TRUSTEE
-----------               ---------     -----------    ----------                      -----------     -------------
Dorothy A. Berry          Chairman      Indefinite     Talon Industries (venture          18           Not
Born (1943)               and           Term           capital & business                              Applicable
4455 E. Camelback Rd.,    Trustee                      consulting); formerly
Suite 261-E                                            Chief Operating Officer,
Phoenix, AZ  85018                                     Integrated Assets
                                                       Management (investment
                                                       advisor and manager) and
                                                       formerly President, Value
                                                       Line, Inc., (investment
                                                       advisory & financial
                                                       publishing firm).

Wallace L. Cook           Trustee       Indefinite     Retired. Formerly                  18           Not
Born (1939)                             Term           Senior Vice President,                          Applicable
4455 E. Camelback Rd.,                                 Rockefeller Trust Co.
Suite 261-E                                            Financial Counselor,
Phoenix, AZ  85018                                     Rockefeller & Co.

Carl A. Froebel           Trustee       Indefinite     Private Investor.  Formerly        18           Not
Born (1938)                             Term           Managing Director, Premier                      Applicable
4455 E. Camelback Rd.,                                 Solutions, Ltd. Formerly
Suite 261-E                                            President and Founder,
Phoenix, AZ  85018                                     National Investor Data
                                                       Services, Inc. (investment
                                                       related computer software).

Rowley W.P. Redington     Trustee       Indefinite     President; Intertech               18           Not
Born (1944)                             Term           (consumer electronics and                       Applicable
4455 E. Camelback Rd.,                                 computer service and
Suite 261-E                                            marketing); formerly Vice
Phoenix, AZ  85018                                     President, PRS of New
                                                       Jersey, Inc. (management
                                                       consulting), and Chief
                                                       Executive Officer, Rowley
                                                       Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

                                        TERM OF        PRINCIPAL                       # OF FUNDS      OTHER
                          POSITION      OFFICE AND     OCCUPATION                      IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF      DURING PAST                     OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST     TIME SERVED    FIVE YEARS                      TRUSTEE         TRUSTEE
-----------               ---------     -----------    ----------                      -----------     -------------
Steven J. Paggioli        President     Indefinite     Consultant, U.S. Bancorp           18           Trustee,
Born (1950)               and           Term           Fund Services, LLC                              Managers
915 Broadway              Trustee       Since          since July, 2001; formerly                      Funds
New York, NY  10010                     May 1991       Executive Vice President,
                                                       Investment Company
                                                       Administration, LLC
                                                       ("ICA") (mutual fund
                                                       administrator and the
                                                       Fund's former administrator).

Robert M. Slotky          Treasurer     Indefinite     Vice President, U.S.               18           Not
Born (1947)                             Term           Bancorp Fund Services,                          Applicable
2020 E. Financial Way,                  Since          LLC since July, 2001;
Suite 100                               May 1991       formerly, Senior Vice
Glendora, CA  91741                                    President, ICA (May 1997-
                                                       July 2001); former instructor
                                                       of accounting at California
                                                       State University-Northridge
                                                       (1997).

Chad E. Fickett           Secretary     Indefinite     Compliance Administrator,          18           Not
Born (1973)                             Term           U.S. Bancorp Fund                               Applicable
615 E. Michigan St.                     Since          Services, LLC since
Milwaukee, WI  53202                    March 2002     July, 2000.

                                    Advisor
                        PZENA INVESTMENT MANAGEMENT, LLC
                                830 Third Avenue
                                   14th Floor
                              New York, NY  10022

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                          Cincinnati, Ohio  45201-1118

                    Transfer Agent Dividend Disbursing Agent
                          ORBITEX FUND SERVICES, INC.
                                P.O. Box 542007
                             Omaha, NE  68154-1952

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

                             Counsel to the Advisor
                         NUTTER, McCLENNEN & FISH, LLP
                            One International Place
                               Boston, MA  02110